UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 4, 2005
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                               Refocus Group, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                     000-32543                  75-2910096
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


  10300 North Central Expressway, Suite 104
  Dallas, Texas                                                   75231
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (214) 368-0200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

     Item 8.01    Other Events.

     On March 4, 2005, Refocus Group, Inc., or the Company, was served with a lawsuit filed on February 24, 2005, in the United States District Court, Central District of California by Biolase Technology, Inc., or Biolase. In the complaint, Biolase is seeking a declaratory judgment that the Company's patent titled "Treatment of Presbyopia and Other Eye Disorders" is invalid, unenforceable and not infringed upon by Biolase. This patent relates to the Company's methods for the treatment of presbyopia and protects the Company's principal products. The Company is currently seeking approval to commercialize those products.

     In the fourth quarter of 2004, the Company was contacted by Biolase regarding a potential license of the Company's patent that is the subject of this lawsuit. The Company, consistent with its stated intent to pursue all alternative sources of financing, entered into negotiations for a license, but continued negotiations for alternative sources of financing. The Company's negotiations with Biolase did not conclude in any license being granted to Biolase, and the Company, instead, finalized the previously announced financing with Medcare Investment Fund III, Ltd. This lawsuit was filed by Biolase immediately prior to the completion of the financing obtained from Medcare Investment Fund III, Ltd.

     The Company believes that the claims asserted by Biolase lack both procedural and substantive merit. Although the Company is unable to predict the ultimate outcome of this matter, the Company believes that its patent rights are valid and enforceable. Accordingly, the Company intends to vigorously defend this patent against this declaratory relief action.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REFOCUS GROUP, INC.



Date:  March 15, 2005                         By: /s/ MARK A. COX
                                              --------------------------
                                              Name:   Mark A. Cox
                                              Title:  Vice President


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